Exhibit 10.1

SECOND SUPPLEMENTAL INDENTURE

Dated as of January 30, 2026

Among

PHH CORPORATION

and

PHH ESCROW ISSUER LLC,

each as Issuer

THE GUARANTORS NAMED HEREIN

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee and Collateral Trustee

9.875% SENIOR NOTES DUE 2029

SECOND SUPPLEMENTAL INDENTURE, dated as of January 30, 2026 (this “Second Supplemental Indenture”), among PHH Corporation, a Maryland corporation, and PHH Escrow Issuer LLC, a Delaware limited liability company (together, the “Issuers”), Onity Group Inc., a Florida corporation (“Parent”), PHH Mortgage Corporation, a New Jersey corporation (“PMC”), PHH Asset Services Corp., a Delaware corporation (“PAS Corp.”), PHH Asset Services Parent LLC, a Delaware limited liability company (“PAS Parent” and, together with PAS Corp., the “PAS Intermediate Parents”), and PHH Asset Services LLC, a Delaware limited liability company (“PAS Opco” and, together with Parent, PMC and the PAS Intermediate Parents, the “Guarantors”), and Wilmington Trust, National Association, as trustee (the “Trustee”) and collateral trustee (the “Collateral Trustee”) under the Indenture referred to below.

W I T N E S S E T H:

WHEREAS, the Issuers, the Guarantors, the Trustee and the Collateral Trustee are party to an Indenture, dated as of November 6, 2024, as supplemented by the Escrow Release Date Supplemental Indenture, dated as of November 27, 2024, relating to the issuance from time to time by the Issuers of their 9.875% Senior Notes due 2029 (as so supplemented, the “Indenture”);

WHEREAS, pursuant to the Indenture, the Issuers initially issued $500,000,000 aggregate principal amount of their 9.875% Senior Notes due 2029 (the “Initial Notes”);

WHEREAS, pursuant to Sections 2.01(d) and 9.01(f) of the Indenture, the Issuers may provide for the issuance of Additional Notes (as defined in the Indenture) in accordance with the limitations set forth in the Indenture;

WHEREAS, the Issuers wish to issue an additional $200,000,000 aggregate principal amount of their 9.875% Senior Notes due 2029 as Additional Notes under the Indenture (the “Additional Securities”);

WHEREAS, in connection with the issuance of the Additional Securities, the Issuers and the Guarantors have each duly authorized the execution and delivery of this Second Supplemental Indenture; and

WHEREAS, pursuant to Sections 2.01(d) and 9.01(f) of the Indenture, the parties hereto are authorized to execute and deliver this Second Supplemental Indenture to amend and supplement the Indenture, without the consent of any Holder;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guarantors, the Trustee and the Collateral Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. Additional Notes. On the date hereof, the Issuers will issue the Additional Securities. The Additional Securities issued pursuant to this Second Supplemental Indenture constitute Additional Notes issued pursuant to Section 2.01(d) of the Indenture and shall be consolidated with and form a single class with the Initial Notes and shall have the same terms as to status, waivers, amendments, offers to repurchase, redemption or otherwise as the Initial Notes, except for the issue price, the first Interest Payment Date, which shall be May 1, 2026, the issue date of the Additional Securities, which shall be January 30, 2026, and the first date from which interest accrues on the Additional Securities, which shall be November 1, 2025. The Additional Securities shall be initially evidenced by one or more Global Notes, substantially in the form of Exhibit A to the Indenture. The Additional Securities offered and sold pursuant to Rule 144A will be fungible with the outstanding Initial Notes that are evidenced by Rule 144A Global Notes and shall be issued with same Rule 144A CUSIP number (716964 AA9) and ISIN (US716964AA94). Additional Securities offered and sold pursuant to Regulation S will not be fungible with the outstanding Initial Notes that are evidenced by a Regulation S Global Note until at least 40 days following the issue date of the Additional Securities and during such period, the Additional Securities shall be evidenced by a Regulation S Temporary Global Note with the temporary CUSIP number (U71907AB2) and temporary ISIN (USU71907AB21).

3. Aggregate Principal Amount. The aggregate principal amount of the Additional Securities that may be authenticated and delivered pursuant to this Second Supplemental Indenture shall be $200,000,000.

4. Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE AND THE ADDITIONAL SECURITIES, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SECOND SUPPLEMENTAL INDENTURE OR THE ADDITIONAL SECURITIES, WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5. Severability. In case any provision in this Second Supplemental Indenture or in the Additional Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture (including the Note Guarantees of the Guarantors contained therein) is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Additional Securities heretofore or hereafter authenticated and delivered shall be bound hereby and thereby.

7. The Trustee and the Collateral Trustee. The Trustee and the Collateral Trustee make no representation or warranty as to the validity or sufficiency of this Second Supplemental Indenture or as to the accuracy of the recitals to this Second Supplemental Indenture. All of the provisions contained in the Indenture in respect of the rights, privileges, protections, immunities, indemnities, powers and duties of the Trustee and the Collateral Trustee shall be applicable in respect of this Second Supplemental Indenture as fully and with like force and effect as though fully set forth in full herein.

8. Counterpart Originals. This Second Supplemental Indenture may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement. The exchange of copies of this Second Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Second Supplemental Indenture as to the parties hereto and may be used in lieu of the original Second Supplemental Indenture for all purposes. The words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Second Supplemental Indenture or any document to be signed in connection with this Second Supplemental Indenture shall be deemed to include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign), and such signatures shall be deemed to be original signatures for all purposes. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

9. Headings. The Section headings herein are for convenience only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

10. Benefits Acknowledged. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Additional Securities and this Second Supplemental Indenture and that the guarantee and waivers made by it pursuant to its Note Guarantee in respect of the Additional Securities are knowingly made in contemplation of such benefits.

11. Successors. All agreements of each Issuer and each Guarantor in this Second Supplemental Indenture shall bind their respective successors, except as otherwise set forth in the Indenture. All agreements of the Trustee and the Collateral Trustee in this Second Supplemental Indenture shall bind their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

PHH CORPORATION, as Issuer

By:	/s/ Aaron D. Wade
Name:	Aaron D. Wade
Title:	President and Chief Executive Officer

PHH ESCROW ISSUER LLC, as Issuer

By:	/s/ Aaron D. Wade
Name:	Aaron D. Wade
Title:	President and Chief Executive Officer

Guarantors:

ONITY GROUP INC.

By:	/s/ Aaron D. Wade
Name:	Aaron D. Wade
Title:	President and Chief Executive Officer

PHH MORTGAGE CORPORATION

By:	/s/ Aaron D. Wade
Name:	Aaron D. Wade
Title:	President and Chief Executive Officer

PHH ASSET SERVICES CORP.

By:	/s/ Richard J. Bradfield
Name:	Richard J. Bradfield
Title:	President and Treasurer

PHH ASSET SERVICES PARENT LLC

By:	/s/ Richard J. Bradfield
Name:	Richard J. Bradfield
Title:	President and Treasurer

PHH ASSET SERVICES LLC

By:	/s/ Richard J. Bradfield
Name:	Richard J. Bradfield
Title:	President and Treasurer

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee and Collateral Trustee

By:	/s/ Nedine P. Sutton
Name:	Nedine P. Sutton
Title:	Vice President

[Signature Page to Second Supplemental Indenture]